UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)

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WEXFORD TRUST

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MUHLENKAMP FUND
a series of
WEXFORD TRUST

5000 Stonewood Drive, Suite 300
Wexford, Pennsylvania 15090

July 17, 2014

Dear Shareholder:

We are writing to inform you of an upcoming special meeting of shareholders of the Muhlenkamp Fund (the “Fund”), a series of Wexford Trust. The meeting is scheduled to be held at 10:00 a.m. Eastern time on August 26, 2014 at the offices of the Fund at 5000 Stonewood Drive, Suite 300, Wexford, Pennsylvania 15090 (the “Meeting”). If you are a shareholder of record of the Fund as of the close of business on Monday, July 7, 2014, you are entitled to vote at the Meeting, and any adjournment of the Meeting. Please take the time to carefully read the Proxy Statement and cast your vote.

The purpose of the Meeting is to seek your approval for a proposed reorganization of the Fund (“Proposal”). The Fund is currently organized as a series of Wexford Trust and is advised by Muhlenkamp & Company, Inc. (the “Adviser”). After completion of the proposed tax-free reorganization, the Fund would be a series of Managed Portfolio Series, an open-end investment company with its principal offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202. This proposed reorganization will not result in a change in the investment adviser to the Fund, or any material change to the Fund’s investment objective, strategies or investment policies.

The Board of Trustees of Wexford Trust (the “Wexford Trust Board”) has unanimously approved the Proposal; however, shareholder approval is required to proceed. The Wexford Trust Board believes that the Proposal is in the best long-term interests of shareholders and recommends that you vote in favor of the Proposal.

Your vote is very important, regardless of the number of Fund shares you own. To assure your representation at the Meeting, please complete the enclosed proxy card and return it promptly whether or not you expect to be present at the Meeting. If you attend the Meeting in person, you may revoke your proxy and vote your shares in person. Your proxy card requires no postage if you mail it in the United States. Alternatively, you may vote by calling the toll-free number printed on your proxy card, or via the Internet at the website address printed thereon. If you have any questions about the proxy materials, or the Proposal, please call the Adviser at 1-877-935-5520.

Very truly yours,

/s/ Ronald H. Muhlenkamp
Ronald H. Muhlenkamp
President, Portfolio Manager
Wexford Trust

(This Page Intentionally Left Blank.)

MUHLENKAMP FUND
a series of

WEXFORD TRUST
5000 Stonewood Drive, Suite 300
Wexford, Pennsylvania 15090
1-877-935-5520

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on August 26, 2014

To the shareholders of the Muhlenkamp Fund (the “Acquired Fund”):

The Board of Trustees of the Muhlenkamp Fund, an open-end investment company organized as a Massachusetts statutory trust, has called a special meeting of shareholders of the Acquired Fund, a series of Wexford Trust, to be held on August 26, 2014, at 10:00 a.m. Eastern time, at the offices of the Acquired Fund, located at 5000 Stonewood Drive, Suite 300, Wexford, Pennsylvania 15090 (the “Meeting”) for the following purpose:

Proposal 1: To approve a proposed Agreement and Plan of Reorganization and Termination for the Acquired Fund, a series of Wexford Trust, whereby the Muhlenkamp Fund, a series of Managed Portfolio Series (the “Acquiring Fund”), would acquire all of the assets and liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund which would be distributed pro rata by the Acquired Fund to its shareholders, in complete liquidation and dissolution of the Acquired Fund (the “Reorganization”).

Proposal 2: To vote on and transact any other business that properly comes before the Meeting, or any adjournments or postponements thereof.

Only shareholders of record as of the close of business on Monday, July 7, 2014, are entitled to receive this notice and vote at the Meeting and any adjournment(s) or postponement(s) thereof. Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card (voting instruction card).

This proxy statement, the annual or most recent semi-annual report to shareholders of the Acquired Fund and the prospectus of the Acquired Fund are available at www.muhlenkamp.com, or by contacting the Acquired Fund at 1-877-935-5520.

By Order of the Board of Trustees of Wexford Trust

/s/Anthony W. Muhlenkamp
Anthony W. Muhlenkamp
Vice President, Chief Compliance Officer and Treasurer
Wexford Trust
July 17, 2014

IMPORTANT: WE NEED YOUR PROXY VOTE IMMEDIATELY

A shareholder may think that his or her vote is not important, but it is vital for the Acquired Fund’s continued operation. We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage if mailed in the United States. Your prompt return of the enclosed proxy card may eliminate the need for further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so. You may revoke your proxy at any time before it is exercised at the Meeting by submitting to the Secretary of the Acquired Fund a written notice of revocation or a subsequently signed proxy card or by attending the Meeting and voting in person.

Q & A:  Questions and Answers
July 17, 2014

Wexford Trust
5000 Stonewood Drive, Suite 300
Wexford, Pennsylvania 15090
1-877-935-5520

WHAT IS THIS DOCUMENT AND WHY ARE WE SENDING IT TO YOU?

This document is a proxy statement, and we refer to it as the “Proxy.” It contains the information that shareholders of the Muhlenkamp Fund (the “Acquired Fund”), a series of Wexford Trust, should know before voting on the proposed reorganization of the Acquired Fund (the “Proposal” or the “Reorganization”) at the special meeting of shareholders (the “Meeting”) and should be retained for future reference. The corresponding series of Managed Portfolio Series (“MPS”), also named the Muhlenkamp Fund, is referred to as the “Acquiring Fund.” Sometimes we refer to the Acquired Fund and the Acquiring Fund together as “the Funds” or individually as “a Fund.” This Proxy and the accompanying materials are being mailed to shareholders on or about July 17, 2014.

HOW WILL THE REORGANIZATION WORK?

The Reorganization described in this Proxy will involve three steps:

•	the transfer of all the assets and liabilities of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having equivalent value to the net assets transferred;

•
the pro rata distribution of shares of the Acquiring Fund to shareholders of record of the Acquired Fund as of the effective date of the Reorganization in full redemption of all shares of the Acquired Fund; and

•	the complete liquidation and dissolution of the Acquired Fund and subsequent deregistration of the Wexford Trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

HOW WILL APPROVAL OF THE REORGANIZATION AFFECT THE OPERATION OF THE ACQUIRED FUND?

If the Reorganization is approved and implemented, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund in a tax-fee reorganization. Immediately following the Reorganization, the Acquiring Fund will have the same net asset value (“NAV”) and investments as the Acquired Fund.  The shares of each Fund are non-assessable and generally have the same legal rights with respect to voting, share redemptions and shareholder reports.  Muhlenkamp and Company, Inc. (the “Adviser”), will continue to serve as the investment adviser to the Acquiring Fund.  However, the Board of Trustees of MPS has different members than the Board of Trustees of the Wexford Trust (the “Wexford Trust Board”).  The Acquiring Fund’s investment objective is identical, and the principal investment strategies and investment restrictions are substantially similar, to those of the Acquired Fund. Under the proposed Agreement and Plan of Reorganization and Termination (the “Reorganization Plan”) and other relevant documents, the Acquiring Fund will have the same investment adviser, transfer agent, distributor, and other service providers as the Acquired Fund, as more fully discussed below. If approved, the Reorganization is expected to take effect on or about September 5, 2014, although the date may be adjusted in accordance with the Reorganization Plan.

You may vote by attending the Meeting and voting in person or by completing, dating and signing the enclosed proxy card and returning it promptly in the enclosed postage-paid envelope.

The most recent prospectus and annual or semi-annual report of the Acquired Fund are available free of charge. To request these documents, please contact the Acquired Fund at the address set forth on the first page of this Proxy or call, toll free, 1-877-935-5520 and they will be sent to you by first-class mail.

WHO IS PAYING FOR THE EXPENSES RELATED TO THE MEETING AND THE REORGANIZATION?

The Adviser will pay all costs relating to the proposed Reorganization, including the costs relating to the Meeting and the Proxy.  If you hold Fund shares through a financial intermediary, your financial intermediary may charge you processing or other fees in connection with voting your shares in the Reorganization.  Please consult your financial intermediary for more information regarding any such fees.  The total cost of the proposed Reorganization to be paid by the Adviser is estimated to be between $75,000 and $100,000.

Q&A
1

WHAT IF I CANNOT ATTEND THE MEETING IN PERSON?

Whether or not you plan to attend the Meeting and regardless of the number of shares of the Acquired Fund that you own, please authorize the proxies to vote your shares by marking, signing and returning the enclosed proxy card in the postage prepaid envelope provided.  You also may vote by using the toll-free telephone number or the Internet in accordance with the instructions noted on the enclosed proxy card.  If a quorum of shareholders is not attained for the Meeting, then the Meeting may be delayed to allow time to solicit additional proxies or the proxy materials may need to be re-issued.

WHAT WILL HAPPEN IF THE REORGANIZATION IS NOT APPROVED?

If the Reorganization is not approved by shareholders of the Acquired Fund, the Acquired Fund will continue to operate, and the Wexford Trust Board may take any further action it deems to be in the best interests of the Acquired Fund and its shareholders, subject to approval by the Acquired Fund’s shareholders if required by applicable law.

IS ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUND AVAILABLE?

Yes, additional information about the Acquired Fund is available in the:

•	Prospectus for the Acquired Fund;

•	Annual and Semi-Annual Reports to Shareholders of the Acquired Fund; and

•	Statement of Additional Information, or “SAI,” for the Acquired Fund.

These documents are on file with the U.S. Securities and Exchange Commission (the “SEC”).

Copies of all of these documents are available to be sent to you by first-class mail upon request without charge by writing to or calling:

Muhlenkamp Fund
Wexford Trust
5000 Stonewood Drive, Suite 300
Wexford, Pennsylvania 15090
1-877-935-5520

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington, D.C.

By Phone:	1-202-551-8090

By Mail:	Public Reference Room
Securities and Exchange Commission 100 F Street, NE
Washington, DC 20002
(duplicating fee required)

By Email:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov
(‘Wexford Trust’ for information on the Acquired Fund)

HOW DOES THE BOARD SUGGEST THAT I VOTE?

After careful consideration, the Wexford Trust Board, including the Trustees who are not “interested persons” of the Wexford Trust (the “Independent Trustees”), unanimously recommends that you vote “FOR” the Proposal. Please see the Proxy for a discussion of the Board’s considerations in making its recommendations.

Q&A
2

WILL MY VOTE MAKE A DIFFERENCE?

Yes. Your vote is needed to ensure that the Proposal can be acted upon. We encourage all shareholders to participate in the governance of the Acquired Fund.  Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

HOW DO I PLACE MY VOTE?

You may provide the Wexford Trust with your vote via mail or in person. You may use the enclosed postage-paid envelope to mail your proxy card. Alternatively, you may vote by calling the toll-free number printed on your proxy card, or via the Internet at the website address printed on your proxy card.

WHOM DO I CALL IF I HAVE QUESTIONS?

We will be happy to answer your questions about this proxy solicitation. Please call the Adviser at 1-877-935-5520 between 9:00 a.m. and 5:00 p.m, Eastern time, Monday through Friday.

Q&A
3

PROXY STATEMENT

TABLE OF CONTENTS

BACKGROUND	1
PROPOSAL 1: APPROVAL OF THE REORGANIZATION	1
Reasons for the Reorganization	1
Comparison of Fees and Expenses	2
Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks	2
Comparison of Fundamental Investment Restrictions	6
Comparison of Non-Fundamental Limitations	9
Comparison of Shareholder Services and Procedures	11
Investment Advisory Arrangements and Investment Advisory Fees	11
Comparison of Other Principal Service Providers	12
Fund Expenses	13
Comparison of Distribution and Service Fee (12b-1) Fee	13
Comparison of Shareholder Services	13
Purchase and Redemption Procedures	13
Minimum Initial and Subsequent Investment Amounts	13
Redemptions	14
Dividends and Distributions	14
Fiscal Year	14
Business Structure	14
Terms of the Reorganization	16
Wexford Trust Board Consideration of the Reorganization	17
Performance	18
Material U.S. Federal Income Tax Consequences	19
Fees and Expenses of the Reorganization	20
Capitalization	20
OTHER INFORMATION	21
Information on Voting	21
Outstanding Shares	22
Beneficial Ownership of Shares	22
Annual Meetings and Shareholder Meetings	22
APPENDIX A – Form of Agreement and Plan of Reorganization and Termination	A-1

BACKGROUND

Between November 18, 2013 and May 15, 2014, Officers of the Wexford Trust (“Wexford Trust Officers”) presented information to the Wexford Trust Board, including its Independent Trustees, seeking approval of a proposed Reorganization Plan, whereby the Acquiring Fund would acquire all of the assets and liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund, which the Acquired Fund would in turn distribute pro rata to its shareholders, in complete liquidation and dissolution of the Acquired Fund. The Adviser will continue to advise the Acquiring Fund. The Wexford Trust Board has approved the Reorganization and is now soliciting votes from shareholders to do the same.

PROPOSAL 1: APPROVAL OF THE REORGANIZATION

Reasons for the Reorganization

The primary purpose of the Reorganization is to provide the shareholders of the Acquired Fund with lower annual operating expenses while providing substantially similar or improved shareholder services.  MPS is referred to as a “multiple series trust,” that offers a number of mutual funds advised by other investment advisers.  MPS’ multiple fund structure thus affords the Acquiring Fund the benefit of certain economies of scale, which are expected to reduce insurance premiums, trustee fees and expenses, legal fees, auditing charges and other expenses, which the Adviser has represented to the Wexford Trust, should result in a savings to shareholders of about $315,000 annually.  In addition, as a series of MPS, the Reorganization provides a more robust trust compliance structure in a complex regulatory environment. The Wexford Trust Officers have determined that the Acquired Fund could benefit from the services currently provided to other mutual funds which each comprise a “series” fund of MPS. The Wexford Trust Officers have therefore recommended to the Wexford Trust Board that the Acquired Fund be reconstituted as a new series of MPS.

The Wexford Trust Board, including the Independent Trustees, unanimously concluded that he proposed Reorganization is in the best interests of the Acquired Fund and its shareholders. In reaching that conclusion, the Wexford Trust Board considered, among other things, the following:

1.	The Adviser will continue to serve as the investment adviser responsible for the day-to-day investment management activities of the Acquiring Fund.

2.
The continuity of Acquired Fund shareholder expectations because the investment objective of the Acquiring Fund is identical to that of the Acquired Fund and the principal investment strategies and risks of the Acquiring Fund are substantially similar to those of the Acquired Fund.

3.
Operating expenses are expected to decline as a result of the Reorganization because the Acquiring Fund is a series of a trust with multiple series and greater assets. Certain expenses of the Acquiring Fund are expected to decrease due to economies of scale (such as legal , trustee, and insurance expenses).

4.
The Reorganization is intended to be a tax-free reorganization for U.S. federal income tax purposes, and the Acquired Fund will receive a legal opinion to that effect prior to the conclusion of the Reorganization.

5.	The Adviser will bear all of the expenses of the Reorganization.

The Board also concluded that the economic interests of the Acquired Fund shareholders would not be diluted as a result of the proposed Reorganization, because, among other things, the number of Acquiring Fund shares to be issued to Acquired Fund shareholders will be calculated based on the net asset value of the Acquired Fund. For a more complete discussion of the factors considered by the Wexford Trust Board in approving the Reorganization, see the section entitled “Board Consideration of the Reorganization” in this Proxy.

Proxy Statement

Comparison of Fees and Expenses

The following chart describes the fees and expenses associated with holding Acquired Fund and Acquiring Fund shares. In particular, the chart compares the fee and expense information for the shares of the Acquired Fund as of the most recently completed fiscal year ended December 31, 2013 and the pro forma fees and expenses of shares of the Acquiring Fund following the Reorganization. Note that until the Reorganization is complete, the Acquiring Fund is a shell fund which holds no assets. Pro forma expense ratios shown should not be considered an actual representation of future expenses or performance. Such pro forma expense ratios project anticipated asset and expense levels, but actual ratios may be greater or less than those shown.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Acquired Fund	Acquiring Fund (Pro Forma)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses (1)	0.27%	0.20%
Total Annual Fund Operating Expenses (2)	1.27%	1.20%
(1)
“Other Expenses” for the Acquiring Fund reflect the expenses expected to be incurred, on an annualized basis, for the remainder of the current fiscal year following the Reorganization.  “Other Expenses” include Acquired Fund Fees and Expenses (“AFFE”), which are indirect fees and expenses that the Funds incur from investing in the shares of other mutual funds.

(2)
 The Total Annual Fund Operating Expenses for the Acquired Fund do not correlate to the “Ratio of Operating Expenses to Average Net Assets” in the Acquired Fund’s Financial Highlights, which reflects the operating expenses of the Acquired Fund and does not include indirect expenses such as AFFE.

Example. The Example below describes the fees and expenses that you may pay if you buy and hold shares of the Acquired Fund and Acquiring Fund.  It is intended to help you compare the cost of investing in the Acquired Fund and the cost of investing in the Acquiring Fund on a pro forma basis with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the specified fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and each fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$129	$403	$697	$1,534
Acquiring Fund	$122	$381	$660	$1,455

Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks

If the Reorganization is approved, it is anticipated that continuity of shareholder investment expectations will be maintained because the investment objective of the Funds is identical and the principal investment strategies and risks of the Acquiring Fund will be substantially similar to those of the Acquired Fund.

Comparison of Investment Objectives

The Funds each seek to maximize total after-tax return to shareholders through capital appreciation, and income from dividends and interest, consistent with reasonable risk.  The investment objective for the Acquired Fund is fundamental and may not be changed without shareholder approval.  The Acquiring Fund’s investment objective is non-fundamental.  It may be changed by a vote of the Board of Trustees of MPS without shareholder approval upon a 60-day prior written notice to shareholders.  There is no current intention to change the investment objective of the Acquiring Fund.

Comparison of Principal Investment Strategies and Risks

The principal investment strategies and principal risks of the Funds are substantially similar as further outlined in the tables below.

Proxy Statement

Muhlenkamp Fund Principal Investment Strategies
Acquired Fund (series of Wexford Trust)	Acquiring Fund (series of Managed Portfolio Series)
The Acquired Fund principally invests in a diversified list of common stocks of companies of any capitalization, determined by the investment adviser to be highly profitable, yet undervalued.  Muhlenkamp & Company, Inc. looks for companies it believes to have above-average profitability, as measured by corporate return-on-equity, and that sell at below-average prices, as measured by price-to-earnings-ratios.  In pursuing its investment objectives, the Acquired Fund may also invest in securities of foreign issuers. The Acquired Fund may purchase fixed income or debt securities from time to time as substitutes for stocks when the Adviser determines that market conditions warrant their purchase.  The Acquired Fund intends to invest for the long-term, but may sell stocks and other securities regardless of how long they have been held.

The Acquiring Fund principally invests in a diversified list of common stocks of companies of any capitalization, determined by the investment adviser to be highly profitable, yet undervalued.  Muhlenkamp & Company, Inc. looks for companies it believes to have above-average profitability, as measured by corporate return-on-equity, and that sell at below-average prices, as measured by price-to-earnings-ratios.  In pursuing its investment objectives, the Acquiring Fund may also invest in securities of foreign issuers, including American Depositary Receipts (“ADRs”). The Acquiring Fund may purchase investment grade fixed income or debt securities from time to time as substitutes for stocks when the Adviser determines that market conditions warrant their purchase.  The Acquiring Fund intends to invest for the long-term, but may sell stocks and other securities regardless of how long they have been held.

At the discretion of the Adviser, the Acquiring Fund may invest up to 100% of its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions, which may result in the Acquiring Fund not achieving its investment objective.

The Funds are subject to substantially similar investment risks, though described somewhat differently.  In addition, the Acquiring Fund has added disclosure regarding general market risks, the risks of purchasing ADRs, the risks associated with large cap companies, and currency risk.

As with any mutual fund, there are risks to investing.  An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Remember, in addition to possibly not achieving your investment goals you could lose all or a portion of your investment in a Fund over short or even long periods of time.

The following discussion describes the principal risks that are associated with each Fund.

Muhlenkamp Fund Principal Investment Risks
Acquired Fund (series of Wexford Trust)	Acquiring Fund (series of Managed Portfolio Series)
No Corresponding Principal Risk Discussion.
General Market Risk.  The Acquiring Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities selected for the Acquiring Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Proxy Statement

Muhlenkamp Fund Principal Investment Risks
Acquired Fund (series of Wexford Trust)	Acquiring Fund (series of Managed Portfolio Series)
Management Risk. There is a risk that the strategies, research, or analysis techniques used by the Adviser and/or the Adviser’s selection of securities may fail to produce the intended results.
Management Risk.  The Acquiring Fund may not meet its investment objective or may underperform investment vehicles with similar strategies if the Adviser cannot successfully implement the Acquiring Fund’s investment strategies.

Small and Medium-sized Companies Risks.  Small and medium-sized companies can be more sensitive to changing economic conditions.  Stocks of small and medium-sized companies are more volatile, often have less trading volume than those of larger companies, and are more difficult to sell at quoted market prices.

Large Cap, Mid Cap and Small Cap Companies Risk.  The Acquiring Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Securities of mid cap and small cap companies may be more volatile and less liquid than the securities of large cap companies.

Stock Market Risks.  Investing in equity securities carries stock market risks and significant fluctuations in price – if the stock market declines in value, a fund is likely to decline in price.  Another risk associated with investments in equity securities is that of a company being unable to perform as anticipated due to factors such as poor management, weak demand for its products, and less than anticipated earnings.

Equity Securities Risk.  The equity securities held in the Acquiring Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Acquiring Fund invests.

Bond Market Risks.  Investing in bonds may involve risks which affect the bond markets in general, such as general economic conditions and adverse changes in interest rates.

Credit Risks.  There is a risk that an issuer of fixed-income or debt securities will not make timely payments of principal and interest.

Debt Securities Risk. The Acquiring Fund’s investments in debt securities will be subject to credit risk, interest rate risk, prepayment risk and duration risk.  Credit risk is the risk that an issuer will not make timely payments of principal and interest.  Interest rate risk is the risk that the value of debt securities fluctuates with changes in interest rates (e.g. increases in interest rates result in a decrease in value of debt securities).  Pre-payment risk is the risk that the principal on debt securities will be paid off prior to maturity causing the Fund to invest in debt securities with lower interest rates.  Duration risk is the risk that holding long duration and long maturity investments will magnify certain other risks, including interest rate risk and credit risk.

Foreign Investment Risks.  Investing in foreign securities involves risks such as adverse political, social, and economic developments, different regulations to which companies are subject, currency fluctuations, limited information about the foreign companies, less liquidity in foreign markets, and less protection for the shareholders in the foreign market.

Foreign Securities Risk.  Investments in securities of foreign issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks and market practices, as well as fluctuations in foreign currencies.

Proxy Statement

Muhlenkamp Fund Principal Investment Risks
Acquired Fund (series of Wexford Trust)	Acquiring Fund (series of Managed Portfolio Series)
No Corresponding Principal Risk Discussion.
ADR Risk.  ADRs are generally subject to the same risks as the foreign securities because their values depend on the performance of the underlying foreign securities.  ADRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored ADRs generally bear all the costs of such depositary receipts, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs.  As a result, there may not be a correlation between such information and the market values of unsponsored ADRs.

No Corresponding Principal Risk Discussion.
Currency Risk. When the Acquiring Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Acquiring Fund’s portfolio holdings and your investment.  Foreign countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the Acquiring Fund’s ability to repatriate both investment capital and income, which could place the Acquiring Fund’s assets in such country at risk of total loss.

Style Risk.  The Adviser follows an investing style that favors value investments.  Historically, value investments have performed best during periods of economic recovery.  Therefore, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Acquired Fund may underperform other funds that use different investing styles.  Investors should be prepared to tolerate short-term volatility in Acquired Fund returns.
Value-Style Investing Risk. The Acquiring Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline.

Benchmark. The comparative benchmark for each of the Funds is the S&P 500® Index.

Portfolio Managers. Ronald H. Muhlenkamp serves as portfolio manager and Jeffrey P. Muhlenkamp serves as co-manager for each of the Funds.

Proxy Statement

Comparison of Fundamental Investment Restrictions

Some of the Acquiring Fund’s fundamental investment limitations differ from those of the Acquired Fund.  In most cases, the differences are designed to update the Acquired Fund’s restrictions which were established some time ago.  While the Funds have virtually the same investment strategies, the changes also serve to harmonize the fundamental limitations with all of the funds of MPS and those of similar funds offered by competitors.  In many cases, the Acquiring Fund has adopted investment limitations that are either more or less restrictive than the investment limitations of the Acquired Fund.  The Adviser has represented that the differences in fundamental investment limitations are not expected to have an impact on the day-to-day management or risks of the Acquiring Fund.  The Funds’ respective investment restrictions are compared in the table set forth below.

Each Fund has adopted the following investment restrictions that cannot be changed by its respective Board without shareholder approval.  A Fund may not:

Fundamental Limitation	Acquired Fund (series of Wexford Trust)	Acquiring Fund (series of Managed Portfolio Series)	Comparison
1.	Invest in the purchase and sale of real estate.
Purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Acquiring Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate).

Neither Fund may invest directly in real estate. The Acquiring Fund, however, may acquire indirect interests in real estate as a result of its ownership of securities which are secured by real estate and securities of companies that invest in, or own real estate.

2.	Invest in futures, commodities or in commodity contracts, restricted securities, mortgages, or oil, gas, mineral or other exploration or development programs.
Purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Acquiring Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities.

Neither Fund may purchase commodities. The Acquiring Fund is not fundamentally restricted, however, from investing in certain derivative instruments and other securities including restricted securities, mortgages, or securities issued by companies that are involved in oil, gas, minerals or other exploration or development programs or futures.  Note that the Acquiring Fund has adopted non-fundamental restrictions (see below) which limit the Acquiring Fund from investing: (1) in futures; (2) in mortgages or oil, gas, mineral or other exploration or development programs; and (3) no more than 15% of the value of its net assets in illiquid securities, which may include restricted securities not determined to be liquid.

3.	Borrow money, except for temporary purposes, and then only in amounts not to exceed in the aggregate 5% of the market value of its total assets at the time of such borrowing.
Issue senior securities, borrow money or pledge its assets, except that (i) the Acquiring Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings); and (ii) this restriction shall not prohibit the Acquiring Fund from engaging in options transactions, reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery or forward delivery basis or short sales in accordance with its objectives and strategies.

The Acquiring Fund follows the requirements of the 1940 Act regarding the amount a fund can borrow and provides further detail on their treatment of certain transactions not subject to this restriction.  The Acquiring Fund has adopted non-fundamental policies (see below) which limit its ability to borrow and sell securities short.

Proxy Statement

Fundamental Limitation	Acquired Fund (series of Wexford Trust)	Acquiring Fund (series of Managed Portfolio Series)	Comparison
4.
Invest more of its assets than is permitted under regulations in securities of other registered investment companies, which restrict such investments to a limit of 5% of the Fund’s assets in any one registered investment company, and 10% overall in all registered investment companies, in no event to exceed 3% of the outstanding shares of any single registered investment company.

		None.	The Acquiring Fund does not have a specific restriction regarding investments in the securities of other investment companies. Such use is governed by the 1940 Act and the regulations thereunder.
5.
Invest more than 5% of its total assets at the time of purchase in securities of companies that have been in business or have been in continuous operation less than 3 years, including the operations of any predecessor.

None.
The Acquiring Fund does not have a specific fundamental restriction regarding investments in the securities of companies that have been in business or have been in continuous operation less than 3 years.  The Acquiring Fund has instead adopted a non-fundamental policy (see below) which is identical to the Acquired Fund’s fundamental limitation.

6.	Invest or deal in securities that do not have quoted markets.	None.
The Acquiring Fund does not have a specific fundamental restriction regarding investing or dealing in securities that do not have quoted markets.  The Acquiring Fund has instead adopted a non-fundamental policy (see below) which is identical to the Acquired Fund’s fundamental limitation.

7.
Own more than 10% of the outstanding voting securities of any one issuer or company, nor will it, with at least 75% of its total assets, invest more than 5% of its assets in any single issue, valued at the time of purchase.  This restriction shall not be applicable for investments in U.S. Government or Government Agency securities.

With respect to 75% of the Acquiring Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, securities of other investment companies) if, as a result, (1) more than 5% of the Acquiring Fund’s total assets would be invested in the securities of that issuer; or (2) the Acquiring Fund would hold more than 10% of the outstanding voting securities of that issuer.

The Acquired Fund may not own more than 10% of the outstanding voting securities of any one issuer or company.  The Acquiring Fund may, with respect to 25% of its total assets, hold more than 10% of the outstanding voting securities of an issuer.

8.	Invest 25% or more of its total assets valued at the time of purchase in any one industry or similar group of companies, except U.S. Government or Government Agency securities.
Invest in the securities of any one industry or group of industries if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of such industry or group of industries, except that the foregoing does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

No material difference.

Proxy Statement

Fundamental Limitation	Acquired Fund (series of Wexford Trust)	Acquiring Fund (series of Managed Portfolio Series)	Comparison
9.	Maintain margin accounts, purchase its investments on credit or margin, or leverage its investments, except for normal transaction obligations during settlement periods.	None.
The Acquiring Fund does not have a specific fundamental restriction regarding the use of margin, credit or leverage.  The Acquiring Fund has instead adopted a non-fundamental policy (see below) which is identical to the Acquired Fund’s fundamental limitation.

10.	Make any investment for the purpose of obtaining, exercising, or planning to exercise voting control of the subject company.	None.
The Acquiring Fund does not have a specific fundamental restriction regarding obtaining, exercising or planning to exercise voting control of an issuer.  The Acquiring Fund has instead adopted a non-fundamental policy (see below) which is identical to the Acquired Fund’s fundamental limitation.

11.	Sell securities short.	None.
The Acquiring Fund does not have a specific fundamental restriction regarding selling securities short.  The Acquiring Fund has instead adopted a non-fundamental policy (see below) which is identical to the Acquired Fund’s fundamental limitation.

12.
Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter, or invest any Fund assets in restricted securities or issues that have not been registered under the Securities Act of 1933, as amended, for sale to the general public.  (Note: The Fund may be deemed an underwriter of securities when it serves as distributor of its own shares for sale to or purchase from its shareholders.)

Underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act).

Neither of the Funds may underwrite securities.  The Acquiring Fund is however not restricted from selling portfolio securities in a transaction that may result in it meeting the definition of “underwriter” under the Securities Act of 1933.

Note that the Acquired Fund may not invest in restricted securities or issues that have not been registered under the Securities Act of 1933. The Acquiring Fund has adopted a non-fundamental policy (see below) which limits its ability to invest no more than 15% of the value of its net assets in illiquid securities, which may include restricted securities.

13.	Make loans to others or issue senior securities. For these purposes the purchase of publicly distributed indebtedness of any kind is excluded and not considered to be making a loan.	Make loans of money (except for the lending of the Fund’s portfolio securities, repurchase agreements and purchases of debt securities consistent with the investment policies of the Fund).
Each of the Funds has a fundamental restriction on making loans. The Acquiring Fund is permitted to lend portfolio securities and enter into other transactions whereby the Acquiring Fund enters into repurchase agreements or purchases debt securities such as bonds and notes consistent with investment objectives.  The Acquired Fund has adopted a non-fundamental policy (see below) that permits both the lending of the Acquired Fund’s securities and the use of repurchase agreements, as an “other debt obligation customarily sold to institutional investors.”

Proxy Statement

Comparison of Non-Fundamental Limitations

The Funds have adopted non-fundamental investment limitations.  Where differences are noted between the Acquired Fund’s non-fundamental limitations and the Acquiring Fund’s non-fundamental limitations below, the Adviser believes the differences will not have a material impact on the way the Funds are managed or their risks.

Each Fund has adopted the following non-fundamental investment limitations that may be changed by its respective Board without shareholder approval.  A Fund may not:

Non- Fundamental Limitation	Acquired Fund (series of Wexford Trust)	Acquiring Fund (series of Managed Portfolio Series)	Differences
1.	Invest in Real Estate Limited Partnerships.	Invest in real estate limited partnerships.	No material difference.
2.	Invest in warrants in excess of 5% of the Fund’s net assets; no more than 2% of the Fund’s net assets may be invested in warrants not listed on the New York or American Stock Exchanges.	Invest in warrants in excess of 5% of the Fund’s net assets; no more than 2% of the Fund’s net assets may be invested in warrants not listed on the New York or American Stock Exchange.	No material difference.
3.	Hold more than 15% of net assets in illiquid securities.
Hold more than 15% of the value of its net assets in illiquid securities.  Illiquid securities are those securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued them.  Illiquid securities may include restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice.

No material difference. The Acquiring Fund provides further information regarding the definition of illiquid securities.

Proxy Statement

Non- Fundamental Limitation	Acquired Fund (series of Wexford Trust)	Acquiring Fund (series of Managed Portfolio Series)	Differences
4.
Lend its assets to any person or individual, except by the purchase of bonds or other debt obligations customarily sold to institutional investors.  However, portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by “marking to the market” daily, and the practice is fair, just and equitable as determined by a finding that adequate provision has been made for margin calls, termination of the loan, reasonable servicing fees (including finders’ fees), voting rights, dividend rights, shareholder approval, and disclosure.  Such lending of portfolio securities must also be within the limitations approved by the SEC.

Lend its assets to any person or individual, except by the purchase of bonds or other debt obligations customarily sold to institutional investors.  However, portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by “marking to the market” daily, and the practice is fair, just and equitable as determined by a finding that adequate provision has been made for margin calls, termination of the loan, reasonable servicing fees (including finders’ fees), voting rights, dividend rights, shareholder approval, and disclosure.  Such lending of portfolio securities must also be within the limitations approved by the SEC.

No material difference.
5.	None.	Invest in futures, mortgages or oil, gas, mineral or other exploration or development programs.
The Acquired Fund does not have a specific non-fundamental restriction regarding investing in futures, mortgages or oil, gas, mineral or other exploration or development programs.  The Acquired Fund instead has a fundamental policy (see above) which restricts the Acquired Fund from investing in these securities.

6.	None.	Borrow money, except for temporary purposes, and then only in amounts not to exceed 5% of the market value of its total assets at the time of such borrowing.
The Acquired Fund does not have a specific non-fundamental restriction regarding borrowing money, except for temporary purposes up to 5% of the Acquired Fund’s total assets.  The Acquired Fund instead has a fundamental policy (see above) which is substantially identical to the Acquiring Fund’s non-fundamental policy.

7.	None.
Invest more than 5% of its total assets at the time of purchase in securities of companies that have been in business or have been in continuous operations less than 3 years, including the operations of any predecessor.

The Acquired Fund does not have a specific non-fundamental restriction regarding investments in the securities of companies that have been in business or have been in continuous operation less than 3 years.  The Acquired Fund instead has a fundamental policy (see above) which is identical to the Acquiring Fund’s non-fundamental limitation.

8.	None.	Invest or deal in securities that do not have quoted markets.
The Acquired Fund does not have a specific non-fundamental restriction regarding investing or dealing in securities that do not have quoted markets.  The Acquired Fund instead has a fundamental policy (see above) which is identical to the Acquiring Fund’s non-fundamental limitation.

Proxy Statement

Non- Fundamental Limitation	Acquired Fund (series of Wexford Trust)	Acquiring Fund (series of Managed Portfolio Series)	Differences
9.	None.	Maintain margin accounts, purchase its investments on credit or margin, or leverage its investments, except for normal transaction obligations during settlement periods.
The Acquired Fund does not have a specific non-fundamental restriction regarding the use of margin, credit or leverage.  The Acquired Fund instead has a fundamental policy (see above) which is identical to the Acquiring Fund’s non-fundamental limitation.

10.	None.	Invest for the purpose of obtaining, exercising, or planning to exercise voting control of the subject company.
The Acquired Fund does not have a specific non-fundamental restriction regarding obtaining, exercising or planning to exercise voting control of an issuer.  The Acquired Fund instead has a fundamental policy (see above) which is identical to the Acquiring Fund’s non-fundamental limitation.

11.	None.	Sell securities short.
The Acquired Fund does not have a specific non-fundamental restriction regarding selling securities short.  The Acquired Fund instead has a fundamental policy (see above) which is identical to the Acquiring Fund’s non-fundamental limitation.

Comparison of Shareholder Services and Procedures

The Funds have similar shareholder services and procedures. The Funds each offer one class of shares.

Neither of the Funds charges any front-end or contingent deferred sales charge or shareholder servicing fees.

Both of the Funds allow shareholders to redeem or purchase their shares by mail, telephone, wire or financial intermediary and to purchase their shares through the Internet. The Funds each permit automatic investment and systematic withdrawals.

The Funds can each declare and pay distributions of dividends and capital gains, if any, annually.

The Funds each offer a choice between automatically reinvesting distributions in additional shares or receiving distributions by check.

The Acquired Fund’s prospectus and SAI and the Acquiring Fund’s prospectus and SAI contain more detailed discussions of shareholder services and procedures.

Investment Advisory Arrangements and Investment Advisory Fees

The principal office of the Adviser is located at 5000 Stonewood Drive, Suite 300, Wexford, Pennsylvania 15090. The Adviser presently serves as the investment adviser to the Acquired Fund and will serve as the investment adviser to the Acquiring Fund after the completion of the Reorganization, if such Reorganization is approved by Acquired Fund shareholders. The Adviser is registered as an investment adviser with the SEC. The Adviser is responsible for managing the investment of the Acquired Fund’s portfolio of securities. The Adviser identifies companies for investment, determines when securities should be purchased or sold by the Acquired Fund and selects brokers or dealers to execute transactions for the Acquired Fund’s portfolio.

The Adviser presently serves as the investment adviser to the Acquired Fund pursuant to the Investment Advisory Agreement that was renewed by the Wexford Trust Board at a meeting held on May 15, 2014.  The Adviser will enter into an investment advisory agreement with MPS on behalf of the Acquiring Fund and will manage the assets of the Acquiring Fund after completion of the Reorganization, if it is approved by Acquired Fund shareholders.

Upon the commencement of operations of the Acquiring Fund, the Adviser intends to have the same portfolio management personnel that managed the Acquired Fund prior to the Reorganization, be responsible for the day-to-day management activities of the Acquiring Fund. The members of the portfolio management team are Ronald H. Muhlenkamp and Jeffrey P. Muhlenkamp; Ronald is primarily responsible for the day-to-day management of the Acquired Fund’s portfolio while Jeffrey serves as backup and co-manager. Each has a significant ownership interest in the Adviser and significant investments in the Acquired Fund.  Their backgrounds are found below.

Proxy Statement

Ronald H. Muhlenkamp Portfolio Manager
Mr. Ronald H. Muhlenkamp has been employed or active as an investment adviser doing investment research and managing investment portfolios since 1968, both privately and as an officer in charge of management of corporate monies.  Mr. Muhlenkamp founded the Adviser in 1978 and served as its President until November 2013.  He is currently the President and a Trustee of the Acquired Fund and has served as the Acquired Fund’s portfolio manager since the Acquired Fund’s inception in 1988.  Mr. Muhlenkamp holds a Bachelor of Science in engineering from Massachusetts Institute of Technology, a Masters of Business Administration degree from Harvard Business School, and is a Chartered Financial Analyst in the Financial Analyst Federation.

Prior to founding the Adviser, Mr. Muhlenkamp served two years with Berkley Dean & Co. and five years with Integon Corporation as a portfolio analyst.  At Integon Corporation he assumed responsibility for management of its pension account and had the opportunity to extensively study major investment management practices and philosophies of the prior 30 years.  In 1975, Mr. Muhlenkamp joined C. S. McKee and Company where he was responsible for over 70 investment portfolios.

Jeffrey P. Muhlenkamp Co-Manager
Mr. Jeffrey P. Muhlenkamp holds a Bachelor of Science degree in Electrical Engineering from United States Military Academy and a Masters in Arts degree in Organizational Leadership from Chapman University.  Mr. Muhlenkamp has served as an analyst of the Adviser since 2008, and as co-manager of the Acquired Fund since 2014.

The following chart highlights the annual contractual rate of investment advisory fees paid by the Acquired Fund and Acquiring Fund as a percentage of average daily net assets.

Fund	Advisory Fee (contractual)
Acquired Fund	1.00% on assets of up to $1 billion, 0.90% on assets over $1 billion
Acquiring Fund	1.00% on assets of up to $1 billion, 0.90% on assets over $1 billion

Comparison of Other Principal Service Providers

The following is a list of principal service providers for the Acquired Fund and the Acquiring Fund:

Service	Acquired Fund	Acquiring Fund
Distributor	Quasar Distributors, LLC 615 East Michigan Street, 4th Floor Milwaukee WI 53202	Quasar Distributors, LLC 615 East Michigan Street, 4th Floor Milwaukee WI 53202
Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee WI 53202	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee WI 53202
Custodian	U.S. Bank National Association	U.S. Bank National Association
Independent Auditors	Cohen Fund Audit Services, Ltd.	Cohen Fund Audit Services, Ltd.

Distributor
Quasar Distributors, LLC (the “Distributor”) acts as both Funds’ distributor, provides certain administration services and promotes and arranges for the sale of Fund shares. The offering of both Funds’ shares is continuous. The Distributor is a registered broker-dealer and member of FINRA.

Fund Administrator, Transfer Agent and Fund Accountant
U.S. Bancorp Fund Services, LLC (“USBFS”) acts as the Administrator for both Funds. USBFS provides certain services to both Funds including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, both Funds’ independent contractors and agents; preparation for signature of all documents required to be filed for compliance by both Funds with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of both Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Proxy Statement

Custodian
U.S. Bank National Association (the “Custodian”) serves as the custodian of both Funds’ assets, holds both Funds’ portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties. The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.

The Distributor, USBFS, and Custodian are all affiliated companies.

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd. serves as the independent registered public accounting firm for both Funds, whose services include auditing both Funds’ financial statements and the performance of related tax services.

Fund Expenses

The Acquiring Fund will have the same management and distribution fees as the Acquired Fund.  Certain expenses of the Acquiring Fund are expected to decrease and thus reduce Fund operating expenses.

Comparison of Distribution and Service Fee (12b-1) Fee

Neither Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

Payments may be made by the Adviser to certain financial intermediaries in connection with the eligibility of the Funds to be offered in certain programs, including mutual fund platforms, and/or in connection with meetings between a Fund’s representatives and financial intermediaries and their sales representatives. The Adviser may make cash payments to financial intermediaries for providing shareholder servicing, marketing and support and/or access to sales meetings, sale representatives and management representatives of the financial intermediaries. Such meetings may be held for various purposes, including providing education and training about a Fund and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

Certain service fees charged by financial intermediaries, such as sub-administration, sub-transfer agency and other shareholder services fees, which exceed the amounts approved by the Wexford Trust Board or the Board of Trustees of MPS as the case may be, and payable by a Fund, are paid by the Adviser.

Comparison of Shareholder Services

Purchase and Redemption Procedures
The Acquiring Fund will offer the same or substantially similar shareholder purchase and redemption services as the Acquired Fund, including telephone purchases and redemptions. Shares of each Fund may be purchased and redeemed at the net asset value of the shares as next determined following receipt of a purchase or redemption order, provided the order is received in proper form. Payment of redemption proceeds from the a Fund generally will be sent by mail or wire within three business days after processing by the Fund’s transfer agent after receipt of a redemption request in proper form. Payment of redemption proceeds from a Fund generally will be received within a week after processing by the Funds’ transfer agent after receipt of a redemption request in proper form.

Minimum Initial and Subsequent Investment Amounts
The Acquiring Fund will offer the same account minimums and automatic investment plan as the Acquired Fund. The initial minimum and subsequent investments applicable to both the Acquired Fund and Shares of the Acquiring Fund are summarized below:

	Minimum Initial Investment	Minimum Subsequent Investment
All Accounts	$1,500	$50

Both Funds reserve the right to waive or reduce the minimum investment amount under certain circumstances. Both Funds offer an automatic investment plan, which automatically deducts money from your bank account and invests it in a Fund through the use of electronic funds transfers or automatic bank drafts. The Funds permit initial investments of $250 under their respective automatic investment plans.

Proxy Statement

Redemptions
You may redeem any or all of your shares in a Fund by writing or telephoning the Fund, as well as by participating in either Fund’s systematic withdrawal plan. Shareholders with a current account value of at least $5,000 may adopt a systematic withdrawal plan to provide for monthly, quarterly or other periodic checks of any amount.

Dividends and Distributions
The Acquiring Fund will have the same dividend and distribution policy as the Acquired Fund. Shareholders who have elected to have dividends and capital gains reinvested in the Acquired Fund will continue to have dividends and capital gains reinvested in the Acquiring Fund’s Shares following the Reorganization.

Fiscal Year
The Acquired Fund currently operates on a fiscal year ending December 31st. Following the Reorganization, the Acquiring Fund will assume the financial history of the Acquired Fund and continue to operate on a fiscal year ending December 31st of each year.

Business Structure

Federal securities laws largely govern the way mutual funds operate, but they do not cover every aspect of a fund’s existence and operation. State law and each Fund’s governing documents create additional operating rules and restrictions that the Funds must follow. Wexford Trust and MPS are organized as statutory trusts (Wexford Trust is a Massachusetts business trust, MPS is a Delaware statutory trust).  The trusts are governed by their respective Agreement and Declaration of Trust, By-Laws, and applicable state and federal law.

The Wexford Trust and MPS are operated by their respective boards of trustees and officers appointed by each respective board. The composition of the board of trustees and the officers for the Wexford Trust and MPS differ. For more information about the current trustees and officers of the Acquired Fund, you should consult the current SAI for the Acquired Fund. The following is a list of the trustees and executive officers of the Wexford Trust:

Name	Position with Wexford Trust
Ronald H. Muhlenkamp	Interested Trustee, Chairman and President
Alfred E. Kraft	Independent Trustee
Terrence McElligott	Independent Trustee
Anthony W. Muhlenkamp	Vice President, Treasurer, and Chief Compliance Officer
John H. Kunkle III	Vice President
Jeffrey P. Muhlenkamp	Vice President
Adrienne Caracciolo	Secretary

The trustees and officers of MPS, their ages, positions with MPS, term of office with MPS and length of time served, business addresses, principal occupations during the past five years, and the trustees’ other directorships held during the past five years, are listed in the table below.

Proxy Statement

Name, Address and Age	Position(s) Held with MPS	Term of Office and Length of Time Served	Number of Portfolios in MPS Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Roel C. Campos, Esq. Age: 65	Trustee	Indefinite Term; Since April 2011	25	Partner, Locke Lord LLP (a law firm) (2011-present); Partner, Cooley LLP (a law firm) (2007-2011); Commissioner, U.S. Securities and Exchange Commission (2002-2007).	Director, WellCare Health Plans, Inc. (2013-Present); Director, Regional Management Corp. (2012-Present)
David A. Massart Age: 46	Trustee	Indefinite Term; Since April 2011	25	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-present).	Independent Trustee, ETF Series Solutions (3 Portfolios) (2012-Present).
Leonard M. Rush, CPA Age: 68	Trustee	Indefinite Term; Since April 2011	25	Chief Financial Officer, Robert W. Baird & Co. Incorporated, (2000-2011).	Independent Trustee, ETF Series Solutions (3 Portfolios) (2012-Present); Director, Anchor Bancorp Wisconsin, Inc. (2011-2013).
David M. Swanson Age: 57	Trustee	Indefinite Term; Since April 2011	25	Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-present); Executive Vice President, Calamos Investments (2004-2006).	Independent Trustee, ALPS Variable Insurance Trust (8 Portfolios) (2006-Present)
Interested Trustee
Robert J. Kern* Age: 55	Chairman, and Trustee	Indefinite Term; Since January 2011	25	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	None
Officers
James R. Arnold Age: 57	President and Principal Executive Officer	Indefinite Term, Since January 2011	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

Proxy Statement

Name, Address and Age	Position(s) Held with MPS	Term of Office and Length of Time Served	Number of Portfolios in MPS Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Deborah Ward Age: 47	Vice President, Chief Compliance Officer and Anti- Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Brian R. Wiedmeyer Age: 41	Treasurer and Principal Financial Officer	Indefinite Term; Since January 2011	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Angela L. Pingel, Esq. Age: 43	Secretary	Indefinite Term; Since J anuary 2011	N/A	Vice President and Counsel, U.S. Bancorp Fund Services, LLC (2011-present); Vice President and Securities Counsel, Marshall & Ilsley Trust Company N.A. (2007-2010).	N/A
Ryan L. Roell Age: 41	Assistant Treasurer	Indefinite Term; Since September 2012	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005-present)	N/A

The address of each trustee and officer is 615 E. Michigan Avenue, Milwaukee, Wisconsin 53202.

Terms of the Reorganization

Shareholders of the Acquired Fund are being asked to approve the Reorganization Plan pursuant to which the Acquiring Fund will acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund.

The Reorganization Plan provides that the number of full and fractional shares to be issued by the Acquiring Fund in connection with the Reorganization will be the same as the number of shares owned by Acquired Fund shareholders at the effective time of the Reorganization. The Reorganization Plan also provides that the net asset value of shares of the Acquiring Fund will be the same as the net asset value of the shares of the Acquired Fund. The value of the assets to be transferred by the Acquired Fund to the Acquiring Fund will be determined using the valuation procedures used by the Acquired Fund in determining its daily net asset value. The parties to the Reorganization Plan have agreed to use commercially reasonable efforts to resolve, prior to the effective time of the Reorganization, any material pricing differences for prices of portfolio securities that might arise from use of the Acquired Fund’s valuation procedures. The valuation will be calculated at the time of day the Acquired Fund and Acquiring Fund ordinarily calculate their net asset values (normally the close of regular trading on the New York Stock Exchange) and will take place simultaneously with the completion of the Reorganization. If the Acquired Fund shareholders approve the Reorganization, it is expected to be completed on or about September 5, 2014.

The Acquired Fund will distribute the Acquiring Fund shares it receives in the Reorganization to its shareholders. Shareholders of record of the Acquired Fund will be credited with shares of the Acquiring Fund having an aggregate value equal to the Acquired Fund shares that the shareholders hold of record at the effective time of the Reorganization. At that time, the Acquired Fund will redeem and cancel its outstanding shares and will liquidate as soon as is reasonably practicable after the Reorganization.

Proxy Statement

The Reorganization Plan may be terminated by resolution of the Wexford Trust Board or the Board of Trustees of MPS on behalf of the Acquired Fund or the Acquiring Fund, respectively, under certain circumstances. In addition to approval of the Acquired Fund’s shareholders, completion of the Reorganization is subject to numerous conditions set forth in the Reorganization Plan. An important condition to closing is that the Acquired Fund receives a tax opinion to the effect that the Reorganization will qualify as a “reorganization” for U.S. federal income tax purposes, subject to certain qualifications. Lastly, the completion of the Reorganization is conditioned upon both the Acquired Fund and Acquiring Fund receiving the necessary documents to transfer Acquired Fund assets and liabilities in exchange for shares of the Acquiring Fund.

The foregoing brief summary of the Reorganization Plan is qualified in its entirety by the terms and provisions of the form of Agreement and Plan of Reorganization and Termination, a copy of which is attached hereto as Appendix A and incorporated herein by reference.

Wexford Trust Board Consideration of the Reorganization

The Wexford Trust Board considered the proposed Reorganization at meetings held on November 18, 2013, February 19 - 20 2014, and May 15, 2014; at which the Wexford Trust Officers provided materials and made presentations to the Board on the proposed Reorganization. In addition, the Independent Trustees met separately with their independent counsel on several occasions to discuss various matters related to the proposed Reorganization.  The materials which the Wexford Trust Officers prepared and provided to the Wexford Trust Board included, among other things, information on the investment objectives and strategies of the Acquiring Fund, comparative operating expense ratios, and an analysis of the projected benefits to the Acquired Fund’s shareholders from the proposed Reorganization. Following the May 15, 2014 meeting, the Wexford Trust Board considered the proposed Reorganization and approved the Reorganization Plan, determining that it would be in the best interests of the Acquired Fund and its shareholders, and that such shareholders’ interests would not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization Plan and to recommend approval of the Reorganization to shareholders of the Acquired Fund, the Wexford Trust Board (including the Independent Trustees) made inquiries into a number of matters and considered the following factors, among others:

i.	the potential benefits to the Acquired Fund and its shareholders from the Reorganization both in the short-term and over a longer period;

ii.
the fact that the portfolio managers presently responsible for managing the day-to-day investments of the Acquired Fund would be responsible for managing the Acquiring Fund after the Reorganization, which will provide continuity of asset management for current Acquired Fund shareholders;

iii.	the anticipated effect of the Reorganization on per-share expenses of the Acquired Fund;

iv.	the expense ratios and available information regarding the fees and expenses of the Acquiring Fund;

v.	the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests;

vi.	the comparability of the investment objectives, strategies and risks of the Acquired Fund and the Acquiring Fund;

vii.	the reputation, financial strength and resources of Muhlenkamp and Company, Inc.;

viii.	that the expenses of the Reorganization would not be borne by the Acquired Fund’s shareholders;

ix.	the expected U.S. federal tax consequences of the Reorganization; and

x.	the possible alternatives to the Reorganization.

In reaching the decision to approve the Reorganization and to recommend that shareholders vote in favor of the Reorganization, the Wexford Trust Board including the Independent Trustees, concluded that the participation of the Acquired Fund in the Reorganization is in the best interests of the shareholders of the Acquired Fund and would not result in dilution of such shareholder’s interests. Their conclusion was based on a number of factors, including the following considerations:

Proxy Statement

Investment Objectives and Strategies
The investment objective of the Acquiring Fund is identical to the investment objective of the Acquired Fund and the Acquiring Fund has principal investment strategies and principal risks that are substantially similar to those of the Acquired Fund. These similarities should allow for continuity of shareholder investment expectations.

Portfolio Management
The current portfolio managers of the Acquired Fund will serve as the portfolio managers of the Acquiring Fund, promoting continuity of asset management and investment expectations for Acquired Fund shareholders.

Operating Expenses of the Funds
The Wexford Trust Board also considered the operating expense ratios for the Acquired Fund and Acquiring Fund. The Acquiring Fund is expected to have a lower gross operating expense ratio than the Acquired Fund.

Expected Tax-Free Conversion of the Acquired Fund’s Shares
The Wexford Trust Board also considered the expected tax-free nature of the Reorganization. If a shareholder were to redeem such shareholder’s investment in the Acquired Fund and invest the proceeds in another mutual fund or other investment product, the shareholder generally would recognize gain or loss for U.S. federal income tax purposes upon the redemption of the shares. By contrast, upon completion of the Reorganization, it is intended that: (1) the shareholder will not recognize a taxable gain or a loss on the transfer of such shareholder’s investment to the Acquiring Fund; (2) the shareholder will have the same tax basis in the Acquiring Fund shares as in the Acquired Fund shares for U.S. federal income tax purposes; and (3) assuming that the shareholder held Acquired Fund shares as a capital asset, such shareholder will have the same holding period for the Acquiring Fund shares as  for the Acquired Fund shares. As a shareholder of an open-end fund, shareholders will continue to have the right to redeem any or all of their shares at net asset value at any time. At that time, shareholders generally would recognize a gain or loss for U.S. federal income tax purposes.

Expenses of the Reorganization
The Adviser will bear all of the Acquired Fund’s Reorganization expenses and will also bear all expenses of Managed Portfolio Series and the Acquiring Fund that are directly related to the Reorganization.  In no event will the Acquired Fund or its shareholders bear any expenses associated with the Reorganization.

Performance

If the Reorganization is approved, the Acquired Fund will be reorganized into the Acquiring Fund which will receive the assets and assume the liabilities of the Acquired Fund. The Acquired Fund will be the accounting survivor of the Reorganization, and the Acquiring Fund will assume the performance history of the Acquired Fund at the completion of the Reorganization. The following bar chart and table show changes in the Acquired Fund’s performance from year to year and how the Acquired Fund’s average annual returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. The Acquired Fund’s past performance (before and after taxes) is not necessarily an indication of how the Acquired Fund or Acquiring Fund will perform in the future.

Proxy Statement

Annual Total Returns as of 12/31

During the period shown on the bar chart, the Acquired Fund’s highest and lowest quarterly returns are as follows:

Highest Quarter:		Lowest Quarter:
Q2 ended June 30, 2009	23.02%	Q4 ended December 31, 2008	-21.88%

Average Annual Total Returns
(For the Periods Ended December 31, 2013)
	One Year	Past 5 Years	Past 10 Years	Since Inception (11/01/88)
Acquired Fund
Return Before Taxes	34.43%	14.99%	4.23%	10.27%
Return After Taxes on Distributions	33.44%	14.49%	3.70%	9.81%
Return After Taxes on Distributions and Sale of Fund Shares	20.29%	12.18%	3.52%	9.10%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.41%	10.20%

Material U.S. Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable Acquired Fund shareholders. It is based on the Internal Revenue Code (the “Code”), applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization. A shareholder’s tax treatment may vary depending upon such shareholder’s particular situation. Shareholders also may be subject to special rules not discussed below if they are a certain kind of Acquired Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker- dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Acquired Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Acquired Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

Neither the Acquired Fund nor the Acquiring Fund has requested or will request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reorganization or any related transaction. The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained. Shareholders are urged to consult with their own tax advisors and financial planners as to the particular tax consequences of the Reorganization, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Proxy Statement

The obligation of the Funds to consummate the Reorganization is conditioned upon their receipt of an opinion of counsel to the Acquiring Fund generally to the effect that the Reorganization should qualify as a “reorganization” under Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund should each be a “party to a reorganization” under Section 368(b) of the Code. Provided that the Reorganization so qualifies and the Funds are so treated, for U.S. federal income tax purposes, generally and subject to the qualifications set forth below:

•	Neither the Acquiring Fund nor the Acquired Fund will recognize any gain or loss as a result of the Reorganization.

•
Acquired Fund shareholders will not recognize any gain or loss as a result of the receipt of Acquiring Fund shares in exchange for such shareholder’s Acquired Fund shares pursuant to the Reorganization.

•
An Acquired Fund shareholder’s aggregate tax basis in the Acquiring Fund shares received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in Acquired Fund shares held immediately before the Reorganization.

•
An Acquired Fund shareholder’s holding period for the Acquiring Fund shares received pursuant to the Reorganization will include the period during which the shareholder held Acquired Fund shares, provided that the Acquiring Fund shareholders held their Acquired Fund shares as capital assets.

No opinion will be expressed as to the effect of the Reorganization on (i) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any Acquired Fund or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

The tax opinion described above will be based upon facts, representations and assumptions to be set forth or referred to in the opinion and the continued accuracy and completeness of representations made by the Acquired Fund and Acquiring Fund, including representations in a certificate to be delivered by the management of the Acquired Fund and Acquiring Fund. Counsel rendering the opinion will not independently investigate or verify the validity of such facts, representations and assumptions, and its opinion may be jeopardized if any of these facts, representations or assumptions is incorrect in any material respect.

Since its formation, the Acquired Fund believes it has qualified as a separate “regulated investment company” (or “RIC”) under the Code. The Acquiring Fund is a new entity that will elect RIC status under the Code following the Reorganization. The Acquired Fund believes that it has been, and expects to continue to be, relieved of U.S. federal income tax liability to the extent that it makes distributions of its taxable income and gains to its shareholders. Prior to the Reorganization, the Acquired Fund must continue to make timely distributions of its previously undistributed net investment income and realized net capital gains, including capital gains on any securities disposed of in connection with the Reorganization. Acquired Fund shareholders must include any such distributions in such shareholder’s taxable income.

Fees and Expenses of the Reorganization

The Adviser will bear all of the Reorganization expenses and will also bear all expenses of Managed Portfolio Series and the Acquiring Fund that are directly related to the Reorganization.

Capitalization

The following table sets forth as of [     ], 2014, the capitalizations of the Acquired Fund and of the Acquiring Fund. Pro forma capitalization information is not included for the Reorganization because the shares of the Acquired Fund are being reorganized into the shares of the Acquiring Fund, which is a shell fund that currently has no assets.

Fund		Total Net Assets	Shares Outstanding		Net Asset Value Per Share
Acquired Fund	$			$
Acquiring Fund		$0	0		$0
Pro Forma Acquiring Fund	$			$

Proxy Statement

THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES OF THE WEXFORD TRUST,
RECOMMEND THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 1.

OTHER INFORMATION

Information on Voting

This Proxy is being provided in connection with the solicitation of proxies by the Wexford Trust Board to solicit your vote for the proposals outlined in the Proxy at  the Meeting of shareholders of the Acquired Fund. The Meeting will be held on August 26, 2014, at 10:00 a.m.; Eastern time, at 5000 Stonewood Drive, Suite 300, Wexford, Pennsylvania 15090.

You may vote in one of three ways:

•	complete and sign the enclosed proxy card and mail it in the enclosed prepaid return envelope (if mailed in the United States)

•	vote on the Internet at the website address printed on your proxy card

•	call the toll-free number printed on your proxy card

Please note, to vote via the Internet or telephone, you will need the “control number” that appears on your proxy card.

You may revoke a proxy once it is given, as long as it is submitted within the voting period, by submitting a later-dated proxy or a written notice of revocation to the Acquired Fund. You may also give written notice of revocation in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the Proposal.

Only Acquired Fund shareholders of record on Monday, July 7, 2014 (the “Record Date”) are entitled to receive notice of and to vote at the Meeting. Each share held as of the close of business on the Record Date is entitled to one vote. Fifty percent (50%) of the Acquired Fund’s outstanding shares represented at the Meeting, either in person or by proxy, shall constitute a quorum for the conduct of all business. When a quorum is present, approval of each proposal will require the affirmative vote of the lesser of (1) 67% or more of the shares of the Acquired Fund present or represented by proxy at the Meeting, if holders of more than 50% of the Acquired Fund’s outstanding shares are present or represented by proxy, or (2) more than 50% of the Acquired Fund’s outstanding shares. The Meeting may be adjourned from time to time by a majority of the votes properly voting on the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within 60 days of the Record Date without further notice. The persons named as proxies will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting.

All proxies voted, including abstentions and broker non-votes (where the underlying holder has not yet voted and the broker does not have discretionary authority to vote the shares), will be counted towards establishing a quorum. Approval of the Proposal will occur only if a sufficient number of votes at the Meeting are cast FOR the Proposal. Abstentions do not constitute a vote “FOR” and effectively result in a vote “AGAINST” and are disregarded in determining whether a proposal has received enough votes. Broker non-votes do not represent a vote “FOR” or “AGAINST” and are disregarded in determining whether a proposal has received sufficient votes.

The Wexford Trust Board knows of no matters other than those described in this Proxy that will be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Wexford Trusts Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed proxy card.

In addition to the solicitation of proxies by mail or expedited delivery service, employees and agents of Muhlenkamp & Company, Inc. may solicit proxies by telephone. The Acquired Fund also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals. The Acquired Fund and its shareholders will pay any of the costs associated with the preparation of this Proxy or the solicitation of proxies.

Proxy Statement

Outstanding Shares

As of the Record Date, the Acquired Fund had [    ] shares outstanding which are all entitled to vote at the Meeting.

Beneficial Ownership of Shares

The following table contains information about the beneficial ownership by shareholders of five percent or more of the Acquired Fund’s outstanding shares as of the [   ], 2014.

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. For the Benefit of Its Customers 101 Montgomery Street San Francisco, CA 94104-4151	[ ]%	Record
National Financial Services Corp. For the Benefit of Its Customers 200 Liberty Street, 5th Floor New York, NY 10281-5598	[ ]%	Record
TD Ameritrade For the Benefit of Its Customers 200 South 108th Avenue Omaha, NE 68154-2631	[ ]%	Record

As of [   ], 2014 the officers and Trustees of Wexford Trust as a group owned [  ]% of the Acquired Fund.

Annual Meetings and Shareholder Meetings

The Acquired Fund normally does not hold meetings of shareholders except as required under the 1940 Act and the laws applicable to Massachusetts statutory trusts. Any shareholder proposal for a shareholder meeting must be presented to the Acquired Fund within a reasonable time before proxy materials for the next meeting are sent to shareholders. Because the Acquired Fund does not hold regular shareholder meetings, no anticipated date of the next meeting can be provided.

Proxy Statement

APPENDIX A

Form of Agreement and Plan of Reorganization and Termination

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of this ___ day of_____, 2014, by and among MANAGED PORTFOLIO SERIES, a Delaware statutory trust, with its principal place of business at 615 E. Michigan Street, Milwaukee, Wisconsin 53202 (“New Trust”), on behalf of its series, Muhlenkamp Fund (“New Fund”), Wexford Trust, a Massachusetts business trust, with its principal place of business at 5000 Stonewood Drive, Suite 300, Wexford, Pennsylvania 15090-8395 (“Old Trust”), on behalf of its series, Muhlenkamp Fund (“Old Fund”), and, solely for purposes of paragraph 6, Muhlenkamp & Company, Inc., the investment adviser to the Old Fund and the New Fund (“Muhlenkamp & Company”) with its principal place of business at 5000 Stonewood Drive, Suite 300, Wexford, Pennsylvania 15090-8395.  (Each of New Trust and Old Trust is sometimes referred to herein as an “Investment Company,” and each of the New Fund and the Old Fund are sometimes referred to herein as a “Fund.”)  Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by each Fund, and of and by each Investment Company, as applicable, on behalf of its Fund, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of each Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

New Fund and Old Fund wish to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intend this Agreement to be, and adopt it as, a “plan of reorganization” within the meaning of Treasury Regulations (“Regulations”) Section 1.368-2(g).  The reorganization will involve Old Fund converting from a series of Old Trust to a series of New Trust by (1) transferring all its assets to New Fund (which is being established solely for the purpose of acquiring those assets and continuing Old Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in New Fund and New Fund’s assumption of all of Old Fund’s liabilities, (2) distributing those shares pro rata to Old Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating Old Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving Old Fund and New Fund being referred to herein collectively as the “Reorganization”).

Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of such Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the Fund that is a series thereof and, in the case of Old Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Old Fund currently offers one class of shares (“Old Fund Shares”).  New Fund will offer one class of shares, which will be designated Institutional Class shares (“New Fund Shares”). The Old Fund Shares have substantially similar characteristics to the New Fund Shares.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.           PLAN OF REORGANIZATION AND TERMINATION

      1.1.          Subject to the requisite approval of Old Fund’s shareholders and the terms and conditions set forth herein, Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to New Fund.  In exchange therefore, New Fund shall:

(a)
Issue and deliver to Old Fund the number of full and fractional New Fund Shares equal in value to the value of full and fractional Old Fund Shares then outstanding (all references herein to “fractional” shares meaning fractions rounded to the third decimal place); and

(b)	Assume all of Old Fund’s liabilities as described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

       1.2          The Assets shall consist of all assets and property of every kind and nature of Old Fund at the Effective Time (as defined in paragraph 2.1), including, without limitation, all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records and any deferred and prepaid expenses shown as assets on Old Fund’s books.  Old Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to New Trust.

       1.3          The Liabilities shall consist of all of Old Fund’s liabilities, debts, obligations, and duties existing at the Effective Time, whether known or unknown, contingent, accrued, or otherwise, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by the Muhlenkamp & Company pursuant to paragraph 6.  Notwithstanding the foregoing, Old Fund will, to the extent permissible and consistent with its investment objectives and policies, endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time (other than the obligations set forth in this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements).

       1.4          At or before the Closing, New Fund shall redeem the Initial Shares (as defined in paragraph 5.5) for the amount at which they are issued pursuant to that paragraph.  At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in each case in constructive exchange therefor, and shall completely liquidate.  That distribution shall be accomplished by New Trust’s transfer agent opening accounts on New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto.  Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal in value to the value of full and fractional Old Fund Shares held by such Shareholder at the Effective Time.  All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund’s shareholder records.  New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

       1.5          Any transfer taxes payable on the issuance and transfer of New Fund Shares in a name other than that of the registered holder on Old Fund’s shareholder records of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

       1.6          Any reporting responsibility of Old Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain the responsibility of Old Fund, up to and including the Effective Time and such later date on which the Old Fund is dissolved, provided, however, that New Fund shall be responsible for filing any tax return covering a period that includes any period after the date of the Closing.

       1.7          After the Effective Time, Old Fund shall not conduct any business except in connection with its dissolution and liquidation.  As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, Old Fund shall be terminated as a series of Old Trust.

2.           CLOSING AND EFFECTIVE TIME

       2.1          Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern time) on September 5, 2014 (“Effective Time”).  The Closing shall be held at New Trust’s offices or at such other place as to which the Investment Companies agree.

       2.2          Old Trust shall cause the custodian of Old Fund’s assets (“Old Custodian”) (a) to make Old Fund’s portfolio securities available to New Trust (or to its custodian (“New Custodian”), if New Trust so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for New Fund’s account, as follows: (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the customary practices of Old Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which Old Fund’s assets are deposited, in the case of Old Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash.  Old Trust shall also direct the Old Custodian to deliver at the Closing an authorized officer’s certificate (a) stating that pursuant to proper instructions provided to the Old Custodian by Old Trust, the Old Custodian has delivered all of Old Fund’s portfolio securities, cash, and other Assets to the New Custodian for New Fund’s account and (b) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets.  The New Custodian shall certify to New Trust that such information, as reflected on New Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian.

       2.3          Old Trust shall deliver, or shall direct its transfer agent to deliver, to New Trust at the Closing an authorized officer’s certificate listing the Shareholders’ names and addresses together with the number of full and fractional outstanding Old Fund Shares that each such Shareholder owns, at the Effective Time, certified by Old Trust’s Secretary or Assistant Secretary or by its transfer agent, as applicable.  New Trust shall direct its transfer agent to deliver at or as soon as reasonably practicable after the Closing an authorized officer’s certificate as to the opening of accounts on New Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to Old Trust, that the New Fund Shares to be credited to Old Fund at the Effective Time have been credited to Old Fund’s accounts on those records.

       2.4          Old Trust shall deliver to New Trust, within five days before the Closing, an authorized officer’s certificate listing each security, by name of issuer and number of shares, which is being carried on Old Fund’s books at an estimated fair market value provided by an authorized pricing vendor for Old Fund.

       2.5          At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents that the other Investment Company or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President or Treasurer, in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it has made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3.           REPRESENTATIONS AND WARRANTIES

       3.1       Old Trust, on Old Fund’s behalf, represents and warrants to New Trust, on New Fund’s behalf, as follows:

          (a)           Old Trust (1) is a trust operating under a written instrument or declaration of trust, the beneficial interest in which is divided into transferable shares (“Statutory Trust”), that is duly created, validly existing, and in good standing under the laws of Massachusetts (“Massachusetts”), and its Agreement and Declaration of Trust dated August 24, 1987 (“Old Trust Declaration”) is on file with the Massachusetts Secretary of the Commonwealth; (2) is duly registered under the 1940 Act as an open-end management investment company; and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

          (b)           Old Fund is a duly established and designated series of Old Trust;

          (c)           The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Old Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of Old Trust, with respect to Old Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

          (d)           At the Effective Time, Old Trust will have good and marketable title to the Assets for Old Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, New Trust, on New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”) except securities that are restricted to resale by their terms;

          (e)           Old Trust, with respect to Old Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Massachusetts law, the Old Trust Declaration or Old Trust’s By-Laws, currently in effect as of the date of this Agreement, (“Old Trust’s Bylaws”), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Old Trust, on Old Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Old Trust, on Old Fund’s behalf, is a party or by which it is bound;

          (f)           At or before the Effective Time, either (1) all material contracts and other commitments of Old Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements, in accordance with its investment objectives and policies) will terminate, or (2) provision for discharge and/or New Fund’s assumption of any liabilities of Old Fund thereunder will be made, without either Fund incurring any penalty with respect thereto and without diminishing or releasing any rights Old Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

          (g)           No litigation, administrative proceeding, action, or investigation by or before any court, governmental body, or arbitrator is presently pending or, to Old Trust’s knowledge, threatened against Old Trust, with respect to Old Fund or any of its properties or assets attributable or allocable to Old Fund, that, if adversely determined, would materially and adversely affect Old Fund’s financial condition or the conduct of its business; and Old Trust, on Old Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation, and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects either Old Fund’s business or Old Trust’s ability to consummate the transactions contemplated hereby;

          (h)           Old Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended December 31, 2013, having been audited by Cohen Fund Audit Services, Ltd., an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and present fairly, in all material respects, Old Fund’s financial condition at its respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at the respective dates that are not disclosed therein;

          (i)           Since December 31, 2013, there has not been any material adverse change in Old Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, nor any incurrence by Old Fund of indebtedness (except indebtedness incurred in connection with certain investments contracts, including options, futures, forward and swap contracts) maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Old Fund Share due to declines in market values of securities that Old Fund holds, the discharge of Old Fund liabilities, or the redemption of Old Fund Shares by its shareholders shall not constitute a material adverse change;

          (j)           All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Old Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) have been filed and, and all federal and other taxes shown as due or required to be shown as due on those Returns have been paid or provision shall have been made for the payment thereof; to the best of Old Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Old Fund is in compliance in all material respects with all applicable Regulations under Chapters 3 and 61 of the Code pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

          (k)           Old Fund has properly elected to be treated as an association that is taxable as a corporation for federal tax purposes under Regulations § 301.7701-3; Old Fund is a “fund” (as defined in section 851(g)(2)) eligible for treatment as a separate corporation under section 851(g)(1)); for each taxable year of its operation, Old Fund has met the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has elected to be treated as such; Old Fund has been eligible to and has computed its federal income tax under section 852; Old Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

          (l)           All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Old Trust and have been offered and/or sold in every state, the District of Columbia, Puerto Rico and the U.S. Virgin Islands in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Old Fund’s shareholder records, as provided in paragraph 2.3; and Old Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor are there outstanding any securities convertible into any Old Fund Shares;

          (m)           Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

          (n)           Old Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

          (o)           Old Fund’s current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (p)           The information furnished by Old Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (as defined in paragraph 3.3(a)) (other than with respect to written information provided by New Trust for inclusion therein), on its effective date, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1), will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (q)           The Old Trust Declaration permits Old Trust to invest, sell and reinvest in contracts for the future acquisition or delivery of equity, fixed income or other securities and securities of every nature and kind; Old Trust does not have a fixed pool of assets; and each series thereof (including Old Fund) is a managed portfolio of securities, and Muhlenkamp & Company, as adviser to the Old Fund, has the authority to buy and sell securities for Old Fund;

          (r)           Old Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed in writing to New Trust; and

          (s)           The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

       3.2          New Trust, on New Fund’s behalf, represents and warrants to Old Trust, on Old Fund’s behalf, as follows:

          (a)           New Trust (1) is a Statutory Trust that is duly created, validly existing, and in good standing under the laws of Delaware, and its Certificate of Trust dated January 27, 2011, and/or the Amended and Restated Agreement and Declaration of Trust dated May 4, 2011 (“New Trust Declaration”) is on file with Delaware Secretary of State, (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

          (b)           At the Effective Time, New Fund will be a duly established and designated series of New Trust; New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, New Fund will be a shell series of New Trust, without assets (except the amount paid for the Initial Shares if they have not already been redeemed by that time), liabilities, employees or business activities, and created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing Old Fund’s business;

          (c)           The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of New Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of New Trust, with respect to New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

          (d)           Except for the Initial Shares (as defined in paragraph 5.5 and pursuant to paragraph 1.4), before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund;

          (e)           No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          (f)           New Trust, with respect to New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the New Trust Declaration or New Trust’s Bylaws, effective May 4, 2011 (“New Trust’s Bylaws”), or any Undertaking to which New Trust, on New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which New Trust, on New Fund’s behalf, is a party or by which it is bound;

          (g)           No litigation, administrative proceeding, action, or investigation by or before any court, governmental body, or arbitrator is presently pending or, to New Trust’s knowledge, threatened against New Trust, with respect to New Fund or any of its properties or assets attributable or allocable to New Fund, that, if adversely determined, would materially and adversely affect the New Fund’s financial condition or the conduct of its business; and New Trust, on New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects either New Fund’s business or New Trust’s ability to consummate the transactions contemplated hereby;

          (h)           New Fund has properly elected to be treated as an association that is taxable as a corporation for federal tax purposes under Regulations §301.7701-3; New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; New Fund will be a “fund” (as defined in section 851(g)(2)), eligible for treatment as a separate corporation under section 851(g)(1), and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; New Fund expects to meet the requirements of Subchapter M of the Code for qualification as a RIC for the taxable year in which the Reorganization occurs; New Fund will elect to be treated as such and expects to be eligible to compute its federal income tax under section 852 for such taxable year; and New Fund intends to continue to meet all of the requirements of Subchapter M for qualification as a RIC, to elect to be treated as such, and to be eligible to and to so compute its federal income tax, for the taxable year following that in which the Reorganization occurs;

          (i)           The New Fund Shares to be issued and delivered to Old Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by New Trust;

          (j)           There is no plan or intention for New Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

          (k)           Immediately after the Effective Time, New Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

          (l)           New Fund’s current prospectus and statement of additional information (1) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they are issued will not contain, and as may be supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (m)           The information furnished by New Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than with respect to written information provided by Old Trust for inclusion therein), on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

          (n)           The New Trust Declaration permits New Trust to invest, sell and reinvest in contracts for the future acquisition or delivery of equity, fixed income or other securities and securities of every nature and kind; New Trust does not have a fixed pool of assets; and each series thereof (including New Fund after it commences operations) is (or will be) a managed portfolio of securities, and Muhlenkamp & Company, as adviser to the New Fund, will have at the Effective Time the authority to buy and sell securities for it.

       3.3         Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:

          (a)           No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) New Trust’s filing with the Commission of a registration statement on Form N-1A relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus (“Registration Statement”), (2) Old Trust’s filing with the Commission of a proxy statement on Form 14A (the “Proxy”), and (3) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

          (b)           The fair market value of the New Fund Shares each Shareholder receives will be equal to the fair market value of its Old Fund Shares it actually or constructively surrenders in exchange therefor;

          (c)           The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

          (d)           The fair market value of the Assets will equal or exceed the Liabilities to be assumed by New Fund and those to which the Assets are subject;

          (e)           None of the compensation received by any Shareholder who is an employee of a service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

          (f)           No expenses incurred by Old Fund or on its behalf in connection with the Reorganization will be paid or assumed by New Fund, Muhlenkamp & Company, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred to Old Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

          (g)           Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization and (2) New Fund will hold the same assets – except for assets used to pay Fund expenses – and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) Old Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.           COVENANTS

4.1          Old Trust covenants to call a meeting of Old Fund’s shareholders to consider and act on this Agreement and to take all reasonable actions necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.2          Old Trust covenants that it will assist New Trust in obtaining such information as the New Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.

4.3          Old Trust covenants that it will turn over its books and records pertaining to Old Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to New Trust at the Closing.

4.4          Each Investment Company covenants to cooperate with the other in preparing the Registration Statement and the Proxy in compliance with applicable federal and state securities laws.

4.5          Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s) the other Investment Company deems necessary or desirable in order to vest in, and confirm to (a) New Trust, on New Fund’s behalf, title to and possession of all the Assets, and (b) Old Trust, on Old Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.6          New Trust covenants to use all reasonable efforts to obtain appropriate approvals and authorizations required by the 1933 Act, the 1940 Act in order to commence and continue New Fund’s operations after the Effective Time.

4.7          Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.           CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that must be satisfied at or before the Effective Time:

5.1          This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Old Fund’s shareholders at the Shareholders Meeting;

5.2          All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby.  The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act.  The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act.  All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.3           At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.4           The Investment Companies shall have received an opinion of Bernstein, Shur, Sawyer & Nelson, P.A. (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”).  In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it and any certificates delivered pursuant to paragraph 2.5(b).  The Tax Opinion shall be substantially to the effect that – based on the facts and assumptions stated therein and conditioned on those representations and warranties’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) -- for federal income tax purposes:

(a)           The transfer to New Fund of the Assets of Old Fund in exchange solely for New Fund Shares and New Fund’s assumption of the Liabilities, followed by Old Fund’s distribution of such New Fund shares pro rata to the Shareholders in exchange for their Old Fund Shares, will qualify as a “reorganization” within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(b)           Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;

(c)           New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d)           New Fund’s basis in each Asset will be the same as Old Fund’s basis therein immediately before the Reorganization, and New Fund’s holding period for each Asset will include Old Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)           A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

(f)           A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g)           The Reorganization will not result in the termination of Old Fund’s taxable year, and pursuant to Section 381 of the Code and Treasury Regulations thereunder, New Fund will succeed to and take into account the items of Old Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.\

    Notwithstanding subparagraphs (b), (d) and (e), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on Old Fund with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes upon transfer, notwithstanding generally applicable non-recognition rules;

       5.5          Before the Closing, New Trust’s Board shall have authorized the issuance of, and New Trust shall have issued, one New Fund Share of New Fund (“Initial Shares”) to Muhlenkamp & Company or an affiliate thereof, in consideration of the payment of $10.00 (or other amount that Board determines), to vote on the investment management contract, distribution and service plan, and other agreements and plans referred to in paragraph 5.6 and to take whatever action it may be required to take as New Fund’s sole shareholder;

       5.6          New Trust, on New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract and other agreements and plans necessary for New Fund’s operation as a series of an open-end management investment company.  Each such contract, plan, and agreement shall have been approved by New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by Muhlenkamp & Company or its affiliate as New Fund’s sole shareholder; and

       5.7          At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1 and 5.4) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

   6.           EXPENSES

       Subject to complying with the representation and warranty contained in paragraph 3.3(f),  Muhlenkamp & Company shall bear all Reorganization Expenses.  The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing Old Fund’s prospectus supplements and the Registration Statement, and printing and distributing New Fund’s prospectus and Old Fund’s proxy materials, (2) legal and accounting fees, (3) transfer agent and custodian conversion costs, (4) transfer taxes for foreign securities, (5) proxy solicitation costs, and (6) expenses of holding the Shareholders Meeting (including any adjournments thereof).  Excluded from the foregoing list of Reorganization Expenses are brokerage fees, travel expenses, and other similar expenses incurred in connection with the Reorganization, unless such expenses are expressly identified herein as Reorganization Expenses or all parties to this Agreement agree to treat them as such.  Notwithstanding the foregoing, expenses shall be paid by the Old Fund directly if and to the extent that the payment thereof by another person would result in the Old Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

    7.           ENTIRE AGREEMENT; NO SURVIVAL; CONFIDENTIALITY

       7.1          Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies.  The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing; provided, however, that the covenants to be performed after the Closing, and the obligations of New Trust, on behalf of New Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

       7.2          Each Investment Company agrees to treat confidentially and as proprietary information of the other Investment Company all records and other information, including any information relating to portfolio holdings, of its Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by the Investment Company (which approval shall not be withheld if the other Investment Company would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), an Investment Company may disclose such records and/or information as so approved.

    8.         TERMINATION

    This Agreement may be terminated at any time at or before the Closing:

       8.1          By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before October 1, 2014, or such other date as to which the Investment Companies agree; or

8.2	By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

    9.    AMENDMENTS

       The Investment Companies may amend, modify, or supplement this Agreement at any time and in any manner on which they mutually agree in writing, notwithstanding Old Fund’s shareholders’ approval thereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests and provided that no such amendment shall waive or modify the conditions set forth in paragraphs 5.1 and 5.4.

    10.        SEVERABILITY

       Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

    11.        MISCELLANEOUS

    11.1      This Agreement shall be governed by and construed in accordance with the internal laws of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

    11.2      Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than New Trust, on New Fund’s behalf, or Old Trust, on Old Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

    11.3          Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Fund but are only binding on and enforceable against its property attributable to and held for the benefit of the Fund (“Fund Property”) and not its property attributable to and held for the benefit of any other series thereof.  Each Investment Company, in asserting any rights or claims under this Agreement on its Fund’s behalf, shall look only to the Fund Property of the other Investment Company in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

    11.4      This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company.  The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

WEXFORD TRUST, on behalf of Old Fund

By:
Ronald H. Muhlenkamp
President

MANAGED PORTFOLIO SERIES, on behalf of New Fund

By:
James R. Arnold
President
Solely for purposes of paragraph 6,
MUHLENKAMP & COMPANY, INC.

By:
Anthony W. Muhlenkamp
President

PROXY CARD

YOUR VOTE IS IMPORTANT	SIGN, DATE AND VOTE ON THE REVERSE SIDE
NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!
PROXY VOTING OPTIONS
Shareholder Registration Here	1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at proxyonline.com using your proxy voting number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By PHONE with a live operator when you call toll-free 1-866-296-8019 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

MUHLENKAMP FUND
A SERIES OF WEXFORD TRUST
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 26, 2014

The undersigned, revoking prior proxies, hereby appoints ______________ and ______________ and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the August 26, 2014 Special Meeting of Shareholders of Muhlenkamp Fund (the “Fund”) to be held at the offices of the Fund at 5000 Stonewood Drive, Suite 300, Wexford, Pennsylvania 15090, at 10:00 a.m. Eastern time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-296-8019.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 26, 2014.  The proxy statement for this meeting is available at:

proxyonline.com/docs/muhlenkamp2014.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Muhlenkamp Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________________________________
SIGNATURE (AND TITLE IF APPLICABLE)             DATE

_______________________________________________________________
SIGNATURE (IF HELD JOINTLY)              DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders.  When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ●

	FOR	AGAINST	ABSTAIN
1.
To approve a proposed Agreement and Plan of Reorganization for the Acquired Fund, a series of Wexford Trust, whereby the Muhlenkamp Fund, a series of Managed Portfolio Series (the “Acquiring Fund”), would acquire all of the assets and liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund which would be distributed pro rata by the Acquired Fund to its shareholders, in complete liquidation and dissolution of the Acquired Fund (the “Reorganization”).
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THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]